UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment 2 to Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2004

SAVVIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri 63017

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAVVIS COMMUNICATIONS CORPORATION

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits	Page 3

SIGNATURES

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ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

This amendment is being filed for the sole purpose of including the signature of Ernst & Young LLP, the Independent Registered Public Accounting Firm, on page F-2 of Exhibit 99.1, which was inadvertently omitted when Amendment 1 was filed.

(c)	Exhibits.

23.1	Independent Registered Public Accounting Firm Consent.

99.1	Financial Statements of Business Acquired.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAVVIS COMMUNICATIONS CORPORATION

Date: September 1, 2004	By:	/s/ Jeffrey H. Von Deylen
	Name:	Jeffrey H. Von Deylen
	Title:	Chief Financial Officer

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